SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

CHECK THE APPROPRIATE BOX:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                  EVERCEL, INC.
                                  -------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              ----------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1) Title of each class of securities to which transaction applies:________________________
      (2)  Aggregate number of securities to which transaction
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      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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      paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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           ___________________________
      (3)  Filing Party:________________________________
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                                       1

                                  EVERCEL, INC.
                       2 Lee Mac Avenue, Danbury, CT 06813
                                  203-825-3900




--------------------------------------------------------------------------------
                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                            TO BE HELD JULY 19, 2000

--------------------------------------------------------------------------------



TO THE SHAREHOLDERS OF EVERCEL, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Shareholders' Meeting of Evercel, Inc. (the "Company"), will be held at the Danbury Hilton Hotel located at 18 Old Ridgebury Road, Danbury, Connecticut on July 19, 2000 at 10:00 a.m. Eastern Time for the following purposes:

     1. To elect two directors to serve for a three-year term and until their successors are duly elected and qualified;

     2. To approve a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized common shares that may be issued to 30,000,000;

     3. To approve a proposal to amend the Company's 1998 Equity Incentive Plan to increase the total number of shares of common stock for which options may be granted from 600,000 to 1,300,00;

     4. To approve a proposal to amend the Company's Certificate of Incorporation to provide that members of the Board of Directors of the Company may be removed with or without cause; and

     5. To transact such other business as may properly come before the Annual Meeting.

     Shareholders of record at the close of business on June 15, 2000 are entitled to notice of and to vote at the meeting.

     YOUR ATTENTION IS DIRECTED TO THE ATTACHED PROXY STATEMENT. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. THERE IS ENCLOSED WITH THE PROXY AN ADDRESSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      GREGORY W. SCHULTE
                                      CORPORATE SECRETARY

Danbury, Connecticut
June __, 2000

                                  EVERCEL, INC.

                2 Lee Mac Avenue, Danbury, CT 06813 203-825-3900


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                  EVERCEL, INC.
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 2000
--------------------------------------------------------------------------------



         This Proxy Statement is furnished to the shareholders of Evercel, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held on July 19, 2000 at the Danbury Hilton Hotel located at 18 Old Ridgebury Road, Danbury, CT at 10:00 a.m. Eastern Time. The Company is a Delaware corporation.

         The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is June 19, 2000.

                                     VOTING

GENERAL

         The securities which can be voted at the Annual Meeting consist of (1) shares of Common Stock, with each share entitling its owner to one vote on each matter submitted to the shareholders; and (2) shares of Series A Cumulative Convertible Preferred Stock of the Company ("Series A Preferred Stock"), with each share entitling its owner to 3.64 votes on each matter submitted to the shareholders. The record date for determining the holders of Common Stock and Preferred Stock who are entitled to notice of and to vote at the Annual Meeting is June 15, 2000. On the record date, 7,124,338 shares of Common Stock and 264,000 shares of Preferred Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED

         The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and Preferred Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a plurality of the votes represented in person or by proxy at the Annual Meeting is required to elect directors and amend the Company's 1998 Equity Incentive Plan. The affirmative vote of a majority of all votes represented by the outstanding Common Stock and Preferred Stock is required to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock and to provide that Directors may be removed with or without cause.

VOTING BY PROXY

         In voting by proxy with regard to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Shareholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by shareholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE

SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED (1) FOR THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD; (2) FOR AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES THAT MAY BE ISSUED FROM 10,000,000 TO 30,000,000; (3) FOR AMENDING THE COMPANY'S 1998 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED FROM 600,000 TO 1,300,000; AND (4) FOR AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE THAT MEMBERS OF THE BOARD OF DIRECTORS MAY BE REMOVED EITHER WITH OR WITHOUT CAUSE. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their best judgment.

         Any shareholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Annual Meeting.

         In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees in person and by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock and Preferred Stock as of June 5, 2000 by each person or group that is known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, each director of the Company, each of the executive officers named under the heading "Executive Compensation" below and all directors and executive officers of the Company as a group (10 persons). This information is based upon information received from or on behalf of the named individuals.

                                       AMOUNT AND NATURE
                                         OF BENEFICIAL
NAME                                      OWNERSHIP (1)         PERCENT OF CLASS
--------------------------------------------------------------------------------

Warren D. Bagatelle                       714,372 (2)               10.0%
c/o Loeb Partners Co. LXXV
61 Broadway
New York, NY  10006

Thomas L. Kempner                         528,216 (2)                7.4%
c/o Loeb Partners Co. LXXV
61 Broadway
New York, NY  10006

Loeb Investors Co. LXXV                   528,216 (2)                7.4%
61 Broadway
New York, NY  10006

James D. Gerson                           748,303 (3)               10.3%
c/o Fahnestock and Co.
780 3rd Avenue
New York, NY  10017

                                       AMOUNT AND NATURE
                                         OF BENEFICIAL
NAME                                      OWNERSHIP (1)         PERCENT OF CLASS
--------------------------------------------------------------------------------

Jerry D. Leitman                          266,666 (4)                3.7%

William A. Lawson                           1,220                      *

Robert L. Kanode                           58,764 (5)                  *

Allen Charkey                              33,333 (6)                  *

John H. Gutfreund                          11,273 (7)                  *

Robert Gable                                6,000 (8)                  *

U.S. Trust Company of New York            695,000                    9.8%
114 West 47th Street
New York, New York

All Directors and Executive             1,889,930 (9)               25.4%
  Officers as a Group
  (10 persons)
--------------------------------------------------------------------------------
* Less than one percent.

(1) Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.
(2) Warren Bagatelle and Thomas L. Kempner, by virtue of being general partners of Loeb Investors Co. LXXV, may each be deemed to beneficially own the shares of Loeb Investors Co. LXXV. Each of Mr. Kempner and Mr. Bagatelle is a member of a group, as that term is used in Section 13(d) of the Exchange Act, which group, in the aggregate, owns 468,200 shares of Common Stock.
(3) Mr. Gerson's shareholdings include 71,078 shares held by his wife, Barbara Gerson, as Custodian for two children (of which 22,545 shares are issuable upon conversion of Series A Preferred Stock and exercise of related options) and also includes 21,064 shares held by a private foundation, of which Mr. Gerson is President and a Director. Mr. Gerson disclaims beneficial ownership of the securities held by his wife and by the private foundation.
(4) Mr. Leitman's shareholdings include currently exercisable options to purchase 100,000 shares of Common Stock.
(5) Includes 50,000 shares which may be issued upon exercise of options and 6,764 shares which may be issued upon conversion of Series A Preferred Stock and exercise of related options.
(6) Represents shares which may be issued upon exercise of options within 60 days.
(7) Represents shares which may be issued upon conversion of Series A Preferred Stock and related warrants.
(8) Represents shares held by his wife as to which he declares beneficial interest.
(9) Includes currently exercisable options to purchase 183,333 shares of Common Stock, which are currently exercisable or are exercisable within 60 days, and 146,036 shares which may be issued upon conversion of Series A Preferred Stock and exercise of related warrants.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Two directors are to be elected at the Annual Meeting, each to hold office for a three-year term and until the next annual meeting of shareholders and until a successor is elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote, if authorized, the proxies for the election as directors of the two persons named below as nominees. Both of the nominees are at present directors of the Company. If either nominee declines or is unable to serve as a director (which is not anticipated), the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE TWO NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

         The following table sets forth certain information for each nominee for election as a director, each director who is continuing in office and an executive officer of the Company.



                                                                        DIRECTOR
NAME                  AGE              PRINCIPAL OCCUPATION               SINCE
--------------------------------------------------------------------------------

DIRECTORS NOMINATED FOR ELECTION:

Thomas L. Kempner      72    Thomas L. Kempner  has been Chairman and     1998
                             Chief Executive Officer of Loeb Partners
                             Corporation  since  1979  and a  general
                             partner of Loeb  Investors  Co. LXXV, an
                             affiliate of Loeb  Partners  Corporation
                             and  an  investment   partnership.   Mr.
                             Kempner   is  a   director   of   Alcide
                             Corporation,  IGENE Biotechnology,  Inc,
                             Intermagnetics General Corporation,  CCC
                             Information  Services Group, Inc., Roper
                             Starch  Worldwide,   Inc.  and  FuelCell
                             Energy, Inc. and director emeritus of Northwest Airlines, Inc.


William A. Lawson      66    William  A. Lawson  has  been  President     1998
                             since 1987 of W.A. Lawson Associates, an
                             industrial   and  financial   consulting
                             firm.  Mr.  Lawson has been  Chairman of
                             the Board of Directors  of Newcor,  Inc.
                             since  March  1991.  Mr.  Lawson  was  a
                             director of Old  Kent-Central  Bank from
                             1981 to 1997. Mr. Kempner also serves on
                             the  Board  of   Directors  of  FuelCell
                             Energy, Inc.

DIRECTORS WHO WILL CONTINUE IN OFFICE:

Jerry D. Leitman       57    Jerry D. Leitman has been  President and     1998
                             Chief  Executive  Officer and a director
                             of FuelCell  Energy,  Inc.  since August
                             1997.   Mr.   Leitman   was   previously
                             President  of ABB,  Asea Brown  Boveri's
                             global air pollution control  businesses
                             from 1992 to 1995.  Prior to joining ABB
                             Mr.  Leitman  was Group  Executive  Vice
                             President   of  FLAKT   AB,  a   Swedish
                             multinational,  responsible  for FLAKT`s
                             worldwide  industrial   businesses  from
                             1989  to  1992.  Mr.  Leitman  is also a
                             Director  and  a  member  of  the  Audit
                             Committee  of  Esterline   Technologies,
                             Inc., and Mr. Leitman received both a BS and MS in Mechanical Engineering from Georgia Institute of Technology in 1965 and 1967, respectively.


Warren D. Bagatelle    61    Warren D.  Bagatelle has been a Managing     1998
                             Director  of Loeb  Partners  Corporation
                             since 1988. Mr.  Bagatelle is a director
                             of  Genisys  Reservation  Systems,  Inc.
                             (formerly  Corporate  Travel Link, Inc.)
                             which  owns  and  operates  an  internet
                             travel  business.   Mr.  Bagatelle  also
                             serves  on  the  FuelCell  Energy,  Inc.
                             Board of Directors.


James D. Gerson        56    James   D.   Gerson   has  been  a  Vice     1998
                             President  of  Fahnestock  &  Co.,  Inc.
                             since March 1993. Mr. Gerson also serves as a director of Ag Services of America, Inc., American Power Conversion Corp.
                             and FuelCell Energy, Inc.


Robert Gable           69    Mr.  Gable was Chairman of the Board and     1999
                             Chief  Executive   Officer  of  Unitrode
                             Corporation, a manufacturer of power source and battery control technology, between 1990 and 1998.

John H. Gutfreund      70    Mr. Gutfreund is the former Chairman and     2000
                             Chief   Executive   Officer  of  Salomon
                             Brothers  Inc. and former Vice  Chairman
                             of the New York  Stock  Exchange.  He is
                             President of Gutfreund & Company,  Inc.,
                             an  investment  banking  and  consulting
                             firm.  He is also a  director  of  AMBI,
                             Inc.,   a   manufacturer   of  nutrition
                             products;  Ascent  Assurance,  Inc.,  an
                             insurance holding company; Baldwin Piano
                             &  Organ   Company,   Inc.,   a  musical
                             instruments       company;        Foamex
                             International, Inc., a manufacturer of plastic foam products; LCA-Vision, Inc., a provider of services to outpatient eye surgery facilities; and Universal Bond
                             Fund.


Robert L. Kanode       50    Mr.  Kanode has been the  President  and     1999
                             Chief  Executive  Office of the  Company
                             since April  1999.  Prior to joining the
                             Company,  Mr. Kanode served as President
                             of  Varta  Batteries  North  America,  a
                             battery manufacturer, from 1995 to 1999.
                             Mr. Kanode also held numerous  positions
                             with  IBM,  including  the IBM  ThinkPad
                             team and other  permanent and consulting
                             positions    focused    on    electronic
                             manufacturing and operations.


Allen Charkey          58    Mr.  Charkey  has  been  Executive  Vice     1999
                             President  and Chief  Operating  Officer
                             since October  1998. He joined  FuelCell
                             in 1970 and held  various  positions  at
                             FuelCell  and was Vice  President of the
                             Battery  Group from  January  1997 until
                             October 1998. Prior to joining FuelCell,
                             Mr.  Charkey  was  employed  by  Yardney
                             Electric    Corporation,    a    battery
                             manufacturer, from 1963 to 1970 as a battery scientist.



         The terms of Messrs. Bagatelle, Gerson and Gable will expire in 2001 and the terms of Messrs. Leitman, Charkey, Kanode and Gutfreund will expire in 2002.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held six meetings during the year ended December 31, 1999. All incumbent directors attended at least 75% of the meetings of the Board of Directors and Board committees of which they were members during the period they served as directors. The Company does not have a standing nominating committee.

EXECUTIVE COMMITTEE

         The Company has an Executive Committee consisting of Messrs. Gutfreund (Chairman), Gable and Kempner. The Executive Committee was formed in 2000 and did not have any meetings in 1999. The function of the Executive Committee is to assist the management in projects that benefit from the expertise of the Board of Directors without having to convene the entire Board.

AUDIT COMMITTEE

         The Company has an Audit Committee consisting of Messrs. Bagatelle (Chairman), Gerson and Lawson. The Board of Directors of the Company has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement. The Audit Committee had one meeting in 1999 and has responsibility for consulting with the Company's officers regarding the appointment of independent public accountants as auditors, discussing the scope of the auditors' examination and reviewing annual financial statements. The Audit Committee has discussed and reviewed the audited financial statements with management. In addition, the Audit Committee has received the written disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP their independence. Based on these factors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K. The members of the Audit Committee are independent (as defined by the NASD listing standards).

                                 AUDIT COMMITTEE
--------------------------------------------------------------------------------
                                Warren Bagatelle
                                  James Gerson
                                 William Lawson


COMPENSATION COMMITTEE

         The Company has a Compensation Committee consisting of Messrs. Lawson (Chairman) and Gerson. The Compensation Committee had three meetings in 1999. The functions of the Compensation Committee are to review, approve and recommend to the Board of Directors the terms and conditions of incentive bonus plans applicable to corporate officers and key management personnel, to review and approve the annual salary of the chief executive officer, and to administer the Evercel, Inc. 1998 Equity Incentive Plan (the "1998 Plan").

DIRECTOR COMPENSATION

         Beginning in 2000, each outside board member will receive $10,000 per annum and a one-time grant of 4,000 nonqualified stock options. The stock options will be granted pursuant to the Company's 1998 Plan. The option exercise price is the fair market value as of the grant date and are exercisable commencing one year after grant at the rate of 25% of such shares in each succeeding year and have restrictions as to transferability. An additional $4,000 per annum will be paid to the Chairman and $2,000 per annum will be paid to each member of the Compensation and Audit Committees.

                             EXECUTIVE COMPENSATION

         The table below sets forth information concerning the compensation we paid to our chief executive officer and the other executive officer whose salary and bonus exceeded $100,000 in 1999.



                                                                        LONG-TERM
                                                                       COMPENSATION
                                                                       ------------
                                          ANNUAL COMPENSATION              AWARD
                                     -----------------------------     ------------
                                                                        SECURITIES
                                                                        UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR      SALARY        BONUS       OPTIONS(#)    COMPENSATION
---------------------------          ----      ------        -----      ----------     ------------
Robert L. Kanode(1)                  1999     $187,512     $45,000(2)     200,000       $ 1,154(3)
  President and Chief Executive
  Officer

Allen Charkey(4)                     1999      150,000      40,500(2)        --           5,850(3)
  Executive Vice President           1998      122,512      18,000         66,666        14,500(3)
  and Chief Operating Officer        1997      116,168       9,000           --          11,265(3)

--------------------

(1) Mr. Kanode joined us as President and Chief Executive Officer on April 5, 1999.

(2) Of these amounts, in the case of Mr. Kanode, $25,000 and, in the case of Mr. Charkey, 15,000, were earned in 1999 and paid in 2000.

(3) Represents employer contributions to qualified pension plans and Section 401(k) plans. In November 1999, we adopted a Section 401(k) Plan. Prior to the spin-off, Mr. Charkey received benefits from the FuelCell Defined Contribution Pension Plan and employer contributions to the FuelCell
     Section 401(k) Plan.

(4) Includes compensation received as an employee of FuelCell prior to February 16, 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding options granted in the year ended December 31, 1999 to the executive officers named in the Compensation Table above. Amounts represent the hypothetical gains that could be achieved from the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation, mandated by the rules of the Securities and Exchange Commission, of 5% and 10% compounded annually from the date the respective options were granted to their expiration date based upon the grant price.

                                         Individual Grants
                   ----------------------------------------------------------------
                                                                                           POTENTIAL
                                                                                      REALIZABLE VALUE AT
                     NUMBER OF      PERCENT OF THE                                       ASSUMED ANNUAL
                    SECURITIES    TOTAL OPTIONS/SARs                                  RATES OF STOCK PRICE
                    UNDERLYING        GRANTED TO        EXERCISE OR                      APPRECIATION FOR
                   OPTIONS/SARs      EMPLOYEES IN       BASE PRICE      EXPIRATION       OPTION TERM (2)
        NAME        GRANTED (1)      FISCAL YEAR          ($/SH)           DATE        5%($)        10%($)
-----------------------------------------------------------------------------------------------------------
Robert L. Kanode    200,000(1)          43.8%             $3.00          3/23/09     $377,377      $956,245
Allen Charkey          --                --                 --             --            --            --

-------------------

(1)  Options vest equally over four years beginning on March 23, 2000.

                           1999 YEAR-END OPTION VALUES

         The following table contains information about the aggregate value of the unexercised options for our common stock that were held at the end of 1999 by the executive officers named in the Compensation Table above. No options were exercised by these officers in 1999.



                          Number of Securities          Value of Unexercised
                         Underlying Unexercised             In-the-Money
                           Options at Year End           Options at Year End
                       --------------------------    ---------------------------
Name                   Exercisable  Unexercisable    Exercisable   Unexercisable
----                   -----------  -------------    -----------   -------------
Robert L. Kanode......      --         200,000        $   --        $ 1,875,000
Allen Charkey.........    33,333        33,333         312,470          312,470



           EMPLOYMENT, CHANGE OF CONTROL AND TERMINATION OF EMPLOYMENT
                                  ARRANGEMENTS


         The Company has entered into an employment agreement with Robert L. Kanode, President and Chief Executive Officer. Pursuant to the agreement, Mr. Kanode receives a minimum annual salary of $250,000 and a bonus of up to 40% of his annual salary based on performance objectives established by the Compensation Committee of the Board of Directors. Mr. Kanode will receive continued salary and benefits for a period of one year if his employment is terminated without cause. Mr. Kanode also holds options to purchase 200,000 shares of common stock at $3.00 per share, of which 25% vest each year in four annual installments. If the Company experiences a change of control, all of the options will automatically vest.

         The Company has also entered into an employment agreement with Allen Charkey, Executive Vice President and Chief Operating Officer. Pursuant to the agreement, Mr. Charkey receives an annual salary of $150,000. Mr. Charkey will receive continued salary and benefits for a period of one year if his employment is terminated without cause. Mr. Charkey also holds options to purchase 66,666 shares of common stock at $3.00 per share. Of these options, 33,333 are vested and the balance vest in equal installments in 2000 and 2001. If the Company experiences a change of control, all of the options will automatically vest.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company entered into an agreement with Loeb Partners Corporation pursuant to which Loeb Partners Corporation served as the lead standby underwriter for the Company's rights offering conducted in 1999. Mr. Bagatelle, a member of the Compensation Committee of the Company, is a Managing Director of Loeb Partners Corporation.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's primary objectives in developing executive compensation policies are to attract, motivate and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of the executive officers with the shareholders of the Company.

         The compensation of executive officers consists of base compensation, bonus, periodic grants of options and participation in benefit plans generally available to employees. In setting compensation, the Compensation Committee and the Chief Executive Officer strive to maintain base compensation for the Company's executive officers at levels which the Compensation Committee and the Chief Executive Officer, based on their experience, believe are competitive with the compensation of comparable executive officers in similarly situated companies while relying upon stock options and the informal bonus plan to provide significant performance incentives.

         Executive officers are eligible to participate in an informal bonus plan. Awards under the informal bonus plan are determined by the Compensation Committee. The Compensation Committee relies significantly upon the recommendation of the Chief Executive Officer with respect to the bonus to be awarded to the other executive officers. The executive officers, as well as other key employees, may receive discretionary bonuses based upon a subjective evaluation of the performance of the Company and their contributions to the Company.

         Each of the executive officers and certain key employees are eligible to receive awards under the 1998 Plan. The 1998 Plan will be used to align a portion of the officers' compensation with the shareholders' interest and the long-term success of the Company. In determining the number of options to be granted to each executive officer, the Compensation Committee reviews the recommendations provided by the Chief Executive Officer with respect to the executive officers other than the Chief Executive Officer and makes a subjective determination regarding those recommendations.

         The compensation paid by the Company to its chief executive officer for fiscal 1999 was based upon an employment agreement negotiated with Mr. Kanode. The Compensation Committee has not conducted any surveys of compensation packages of chief executive officers in comparable companies, but believes, based upon the individual experience of its members, that the compensation package for Mr. Kanode for 1999 was reasonable based upon Mr. Kanode's experience, his level of responsibility and the contributions made and expected to be made by him to the Company. See "Employment Agreement" for a description of Mr. Kanode's employment agreement.

                             COMPENSATION COMMITTEE
--------------------------------------------------------------------------------
                                 William Lawson
                                  James Gerson

                                PERFORMANCE GRAPH

         The following graph compares the annual change in the cumulative total shareholder return on the Company's Common Stock for the period since the Company's spin-off from FuelCell Energy, Inc. with the cumulative total return on the Russell 2000 and a peer group consisting of SIC Group Code 369 companies listed on The American Stock Exchange, Nasdaq Stock Market and New York Stock Exchange for that period.

                                                          YEAR ENDING
COMPANY/INDEX/MARKET                     4/6/99            12/31/99
----------------------------------------------------------------------

Evercel, Inc.                            100.00             429.17
Misc. Electric Equipment Suppliers       100.00             152.19
Russell 2000 Index                       100.00             126.89

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Securities Exchange Act of 1934 requires the Company's executive officers and directors, and any persons owning more than 10% of a class of the Company's stock to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). All filings for fiscal 1999 were made on a timely basis.

         The above information is to the Company's knowledge, based solely on a review of copies of reports furnished to the Company and representations of certain officers, directors and shareholders owning more than 10% of the Company's Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         A number of our directors are also directors of, and have a significant investment in, FuelCell. Accordingly, these directors may be deemed to have an indirect interest in certain transactions with us because of their relationship with FuelCell.

         We entered into certain agreements with FuelCell, including a distribution agreement, a tax sharing agreement, a services agreement and the license assistant agreement for the purpose of defining our ongoing relationship with FuelCell and to provide certain services during the transition. The distribution agreement provides for the transfer of the business and principal assets of the battery business group to us and the assumption by us of certain liabilities and obligations relating to that business.

         The tax sharing agreement defines the rights and obligations of FuelCell and us with respect to filing of returns, payments, deficiencies and refunds of federal, state and other income, franchise or certain other taxes relating to our operations after the spin-off. The tax sharing agreement is intended to allocate the tax liability of FuelCell between FuelCell and us as if we were separate taxable companies.

         The services agreement sets forth the terms under which FuelCell provides to us certain management and administrative services, as well as the use of certain office, research and development and manufacturing and support facilities and services. We paid FuelCell $378,000 under this agreement in the fiscal year ended October 31, 1999 and $67,000 for the two months ended December 31, 1999.

         The license assistance agreement is intended to transfer to us FuelCell's benefits and obligations to us under the Joint Venture contract and the Three Circles License Agreement while together we seek formal approval for that transfer. The license assistance agreement provides that we will provide the services and assistance necessary to effectively fulfill, on behalf of FuelCell, all of FuelCell's obligations under the Joint Venture contract and related license agreement. In exchange for our assuming all of the obligations of these arrangements, FuelCell agreed to transfer its rights to use and pay us all same accruing to FuelCell and to act accordingly to our instructions in connection with matters of Joint Venture governance and agreed not to permit the amendment of the related documents without our consent.

         In February 1999, we borrowed $300,000 from FuelCell for working capital and capital expenditures. This loan was secured by all of our assets. At the same time, we borrowed an additional $1.6 million from a bank, which was guaranteed by FuelCell. These loans were repaid in April 1999.

         In March 1999, Jerry D. Leitman, our Chairman, exercised options for 166,666 shares of our common stock at $3.00 per share. For 100,000 of these shares, Mr. Leitman issued to us a nonrecourse, non-interest-bearing note in the original principal amount of $300,000 payable in equal installments through 2001. No principal payments have yet been made on this note. If this note is not paid, Mr. Leitman's shares will be forfeited.

         In December 1999, James Gerson and John Gutfreund, each a director, and a retirement plan for Robert Kanode, our President and a director, bought
20,000, 2,000 and 1,200 shares of Series A Preferred Stock and accompanying warrants at $25.00 per share.

         Loeb Partners Corporation, an affiliate of Thomas Kempner and Warren Bagatelle, each a director, received $174,000 plus expenses as standby underwriter in connection with our 1999 rights offering. As standby underwriter, Loeb Partners Corporation purchased 411,000 shares not purchased in the rights offering in April 1999 at a 4.0% discount.

                                 PROPOSAL NO. 2
                          APPROVAL OF AMENDMENT TO THE
          COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK

BACKGROUND

         The Board of Directors believes that the Company should increase its authorized shares to facilitate the Company's future growth as additional equity is needed or desirable.

THE PROPOSAL

         The Certificate of Incorporation of the Company currently authorizes the issuance of a total of 10,000,000 shares of common stock and 1,000,000 shares of preferred stock. On the record date, 7,124,388 shares of common stock were issued and outstanding and 2,357,099 shares of common stock were reserved for issuance upon conversion of shares of Series A Preferred Stock, stock options and warrants granted or available for grant, leaving 518,513 authorized shares of common stock available for future issuance.

         The Board of Directors considers the proposed increase in the number of authorized shares desirable because it would give the Company the necessary flexibility to issue common stock to facilitate potential future growth.

DESCRIPTION AND TEXT OF PROPOSED AMENDMENT

         On April 18, 2000, the Board of Directors unanimously adopted a resolution proposing and declaring the advisability of an amendment to Section 4 of the Certificate of Incorporation which would effect an increase in the number of authorized shares of common stock from 10,000,000 to 30,000,000. To become effective, the amendment must also be adopted by the stockholders of the Company. The resolution amending Section 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock is set forth below:

               That, subject to approval of the shareholders of the Company, the Company's Certificate of Incorporation is hereby amended in the following respect:

               Section 4 is hereby amended to read in its entirety as follows:

                    "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 30,000,000 shares of common stock, par value $0.01 per share ("Common Stock") and 1,000,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock")."

REASONS FOR PROPOSED AMENDMENT

         The Board of Directors considers the proposed increase in the number of authorized shares desirable because it would permit the Board to pursue its growth strategy on an on-going basis. The proposed increase would give the Board the necessary flexibility to have the Company issue common stock in connection with possible future transactions which management believes would provide potential growth for the Company. Additional authorized shares could also be used to raise cash through sales of stock to public and future private investors. No definitive arrangements have been entered into in connection with any future transactions involving the issuance by the Company of shares of its common stock. Notwithstanding the foregoing, with the limited number of shares currently available, it would be impractical for the Company to evaluate or seek to consummate transactions that, if they could be accomplished, might enhance stockholder value. If additional shares are available, transactions dependent upon the issuance of additional shares would be less likely to undermined by delays and uncertainties occasioned by the need to obtain prior stockholder authorization. The ability to issue shares by the Board, as deemed in the Company's best interest, will also permit the Company to avoid the expenses that would be incurred in holding special stockholders' meetings in the future.

CERTAIN EFFECTS OF THE PROPOSED AMENDMENT

         The issuance of additional shares of common stock and preferred stock by the Company may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as merger or removal of management. The amendment to the Certificate of Incorporation, if approved, could strengthen the position of management and might make the removal of management more difficult, even if removal would be generally beneficial to the Company's stockholders. The authorization to issue the additional shares of common stock or preferred stock would provide management with a capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to management.

         The proposed amendment to the Certificate of Incorporation is not the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise.

         The submission of the proposed amendment to the Certificate of Incorporation is not a part of any plan by the Company's management to adopt a series of amendments to the Company's Certificate of Incorporation or Bylaws so as to render the takeover of the Company more difficult.

VOTE REQUIRED

         As discussed above, to become effective, the amendment must be adopted by the Board of Directors and the stockholders. The Board has already adopted the amendment. Under Delaware law and the Company's Certificate of Incorporation, the amendment must be approved by the affirmative vote of the holders of a majority of the outstanding shares. Abstentions and broker non-votes will be treated as votes cast against the proposal.

        THE OFFICERS AND DIRECTORS OF THE COMPANY WILL VOTE THE SHARES OF
        COMMON STOCK AND PREFERRED STOCK BENEFICIALLY OWNED OR CONTROLLED
             BY THEM (REPRESENTING APPROXIMATELY ____% OF THE SHARES
        OUTSTANDING) IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S
        CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
                                  COMMON SHARES

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
          THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF
               INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
                                  COMMON SHARES



                                 PROPOSAL NO. 3
                   APPROVAL OF THE AMENDMENT OF THE COMPANY'S
                         1998 EQUITY INCENTIVE PLAN, TO
                INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT

         On April 18, 2000, the Board of Directors adopted a resolution, subject to shareholder approval, to amend the 1998 Equity Incentive Plan (the "Plan") to increase the number of shares available for grant under the Plan from 600,000 to 1,300,000.

         The Board of Directors believes that stock options are valuable tools for recruitment, retention and motivation of qualified employees, including offers, and other persons who can materially contribute to the Company's success. As of the Record Date, 13,502 shares remained available and the Company has agreed to grant options for an additional 170,500 shares at various times and subject to certain conditions, including shareholder approval to increase the number of shares available for grant under the Plan. Further, the Company may wish to make additional grants to existing employees, new employees gained through normal growth or future business acquisitions (although the Company has no definitive plans for any such acquisitions at this time), or for other purposes. The Board of Directors believes that it is important to have additional shares available under the Plan to provide adequate incentives to the Company's workforce. The material features of the Plan, including the proposed increase, are outlined below.

         The affirmative vote of the holders of a plurality of the shares of common stock voting at the Meeting, in person or by proxy, is necessary for approval of the restated Plan and, unless this vote is received, the restatement of the Plan, including the increase in the number of options available for grant, will not become effective. Abstentions and broker non-votes will not be treated as votes cast against the proposal.

PURPOSE OF PLAN

         The purpose of the Plan is to provide incentives to selected directors, officers, employees and consultants of the Company and its subsidiaries, by providing them with the opportunities to realize stock appreciation, by facilitating stock ownership and by rewarding them for achieving a high level of corporate performance. The Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

ADMINISTRATION

         The Plan is administered by a committee (the "Committee") appointed by the Company's Board of Directors. Except with respect to options granted to non-employee Directors, the Committee has the exclusive power to grant options under the Plan and to determine when and to whom options will be granted, and the form, amount and other terms and conditions of each grant, subject to the provisions of the Plan. The Committee has the authority to interpret the Plan and any grant or agreement made under the Plan.

ELIGIBILITY

         The Plan provides for grants to all employees of the Company and its subsidiaries of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for grants of non-qualified options to employees, officers, directors and consultants of the Company and its subsidiaries.

TYPE OF GRANTS

         The Company has discretion to determine whether an option grant shall be an incentive stock option or a non-qualified option. Subject to certain restrictions applicable to incentive stock options, options will be exercisable by the recipients at those times as are determined by the Committee, but in no event may the term of an option be longer than ten years after the date of grant (five years with respect to an incentive option granted to an employee holding 10% or more of the Company's stock). Both incentive and non-qualified stock options may be granted to recipients at such exercise prices as the Committee may determine, except that the exercise price of an incentive stock option shall not be less than 100% of the fair market value of the stock on the date of its grant (110% in the case of a grant to a 10% or greater shareholder) and the exercise price of a non-qualified option granted to a non-employee Director shall be the fair market value of the stock on the date of its grants.

         The purchase price payable upon exercise of options may be paid in cash, by delivering, subject to the approval of the Options Committee, stock already owned by the holder (where the fair market value of the shares delivered on the date of exercise is equal to the option price of the stock being purchased), by forfeiting options owned by the holder (where differences between the fair market value of the shares and the exercise price of the forfeited options is equal to the option price of the stock being purchased), or a combination of cash, stock, and forfeited options.

TRANSFERABILITY

         During the lifetime of an employee to whom an option has been granted, only the employee, or the employee's legal representative, may exercise an option. No options may be sold, assigned, transferred, exchanged or otherwise encumbered except to a successor in the event of an option holder's death.

STOCK APPRECIATION RIGHTS

         Options may be accompanied by either general or limited stock appreciation rights. Upon exercising a stock appreciation right, a related option shall no longer be exercisable, but the options shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further options. Upon exercise of a right, the holder receives the difference between the fair market value per share on the date the right is exercised and the purchase price per share at which the option is exercisable, multiplied by the number of shares with respect to which the right is being exercised. A limited right, however, may be exercised only during the period of a tender or exchange offer for the Company's shares.

AMENDMENT OR TERMINATION

         The Board of Directors may amend or discontinue the Plan but no amendment or termination shall be made that would impair the rights of any holder of any option granted before the amendment or termination.

FEDERAL TAX CONSIDERATIONS

         The Company has been advised by its counsel that the grant, exercise and sale of options and stock under the Plan generally results in the following tax events for United States citizens under current United States Federal income tax laws.

         Incentive Stock Options -- A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of an incentive stock option and the Company will not be entitled to any deduction in connection with that exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

         Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by the recipient before the expiration of the statutory holding periods, the recipient will be considered to have realized, as compensation taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on the disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount, since the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively.

         The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, at the time of exercise of an incentive stock option, the recipient would realize income includable in alternative minimum taxable income.

         Non-Qualified Stock Options -- A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a non-qualified stock option is granted under the Plan. At the time of exercise of a non-qualified stock option, the recipient would realize ordinary income, and the Company would be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
          THE AMENDMENT OF THE RESTATEMENT OF THE 1998 EQUITY INCENTIVE
           PLAN TO INCREASE THE NUMBER OF OPTIONS THAT MAY BE GRANTED.

                                 PROPOSAL NO. 4
               APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE
              OF INCORPORATION TO PROVIDE THAT MEMBERS OF THE BOARD
                OF DIRECTORS MAY BE REMOVED WITH OR WITHOUT CAUSE

BACKGROUND

          In order to comply with the "blue sky" law of the state of California at the time of the Company's original spin-off from FuelCell, the Company undertook an obligation to amend its Certificate of Incorporation in the manner proposed.

THE PROPOSAL

         The Board of Directors has unanimously adopted a resolution proposing and declaring the advisability of an amendment to Section 5 of the Company's Certificate of Incorporation which would specify that the members of the Board of Directors could be removed with or without cause. The resolution amending
Section 5 of the Company's Certificate of Incorporation as set forth below:

               That, subject to approval of the shareholders of the Company, the Company's Certificate of Incorporation is hereby amended in the following respect:

                    A sentence is hereby added to the end of ARTICLE FIFTH as follows:
                    "Notwithstanding anything to the contrary set forth herein, any member of the Board of Directors may be removed with or without cause."


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed KPMG LLP, certified public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2000.

         A representative of KPMG LLP will be present at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

                SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

         Shareholders who may wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 2000 Annual Meeting of Shareholders should submit the proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC no
later than [       ],  2000. A proposal by a shareholder  submitted  outside the processes of Rule 14a-8 of the Securities  Exchange Act of 1934 must be received
by the Company on or before [       ], 2000 or it will be considered untimely.

                           ANNUAL REPORT AND FORM 10-K

ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO: EVERCEL, INC., 2 LEE MAC AVENUE, DANBURY, CONNECTICUT 06813 ATTN: SECRETARIES.

                                  OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

                                       By Order of the Board of Directors



                                       Gregory W. Schulte
                                       Corporate Secretary


Danbury, CT
June ___, 2000

                                  EVERCEL, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE

The principal purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by reviewing the financial reports and other financial information provided by the Company, the Company's systems of internal accounting and financial controls, and the annual independent audit process.

In discharging its oversight role, the Committee is granted the power to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

The outside auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders. The Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The Committee shall be responsible for overseeing the independence of the outside auditor.

This Charter shall be reviewed for adequacy on an annual basis by the Committee and, to the extent necessary, the Board.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Nasdaq Audit Committee Requirements. Accordingly, all of the members will be directors:

     o Who have no relationship to the Company that may interfere with the exercise of their independent judgment in carrying out the responsibilities of a director; and
     o Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

In carrying out its oversight role, the Committee shall perform the following functions, which are set forth as a guide and may be varied from time to time as appropriate under the circumstances.

     o The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K and the Annual Report to Stockholders, and shall review and consider with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61.
     o As a whole, or through the Committee chair, the Committee shall, to the extent necessary, review with the outside auditor, prior to filing with the Securities and Exchange Commission, the Company's interim financial information to be included in the Company's Quarterly Reports on Form 10-Q and the matters required to be discussed by SAS No. 61.
     o The Committee shall periodically discuss with management and the outside auditor the quality and adequacy of the Company's internal controls.

     o The Committee shall obtain from the outside auditor at least annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1, discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence, and take or recommend that the Board take appropriate action to oversee the independence of the outside auditor.
     o The Committee, subject to any action that may be taken by the Board, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor.
     o The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the annual proxy statement.

The Committee's role is one of oversight, and it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The preparation of the Company's financial statements is the responsibility of the outside auditor.

EVERCEL, INC.
TWO LEE MAC AVENUE
DANBURY, CT  06813



                                                                           PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Robert L. Kanode and Gregory W. Schulte as Proxies, and each of them, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Evercel, Inc. (the "Company") held by the undersigned of record on June 15, 2000, at the annual meeting of the shareholders of the Company to be held on July 19, 2000 and at any and all adjournments thereof, and hereby revokes all former proxies:

     1.   Election of two directors.

          [ ] FOR all nominees listed below (except as marked to the contrary below)
          [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below:

                    Thomas L. Kempner
                    William A. Lawson


    (Instruction: To withhold authority to vote for any individual nominee or nominees, write that nominee's name(s) in the space provided below.)


--------------------------------------------------------------------------------


     2. Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized common shares from 10,000,000 to 30,000,000.

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

     3. Proposal to amend the Company's 1998 Equity Incentive Plan to increase the total number of shares of common stock for which options may be granted from 600,000 to 1,300,000.

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

     4. Proposal to amend the Company's Certificate of Incorporation to provide that members of the Board of Directors of the Company may be removed with or without cause.

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

     5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                                                          (sign on reverse side)


     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE.

                                      Dated ________________________, 2000


                                      ____________________________________
                                                   Signature

                                      ____________________________________
                                            Signature if held jointly

                                       Please sign exactly as name appears on
                                       this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                    PLEASE MARK, SIGN, DATE AND RETURN PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.